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Exhibit #10.1




                           RESTRICTED STOCK AGREEMENT


         THIS AGREEMENT, made effective as of this _____ day of ___________, 1994, by and between Ciprico, Inc., a Delaware corporation (the "Company"), and Robert H. Kill ("Employee").

                              W I T N E S S E T H:

         WHEREAS, the Employee on the date hereof is the President and Chief Executive Officer of the Company; and

         WHEREAS, the Company wishes to provide Employee the opportunity to obtain a greater equity interest in the Company by permitting Employee to elect to receive certain performance-based cash bonuses in the form of restricted stock; and

         WHEREAS, the Company's Board of Directors has authorized the grant of restricted stock awards to Employee from time to time as elected by Employee pursuant to this Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         1.      RESTRICTED STOCK AWARDS.

                 a. Prior to the end of each fiscal quarter of the Company, Employee may elect to convert all of the quarterly bonus that may become payable to Employee into an award of restricted stock. The number of shares of the Company's Common Stock subject to such restricted stock award shall be determined by dividing Employee's quarterly cash bonus by SIXTY PERCENT (60%) of the fair market value of such Common Stock on the last day of the relevant fiscal quarter on which Nasdaq is open for trading (the "relevant date").

                 b. Prior to the END of the Company's fiscal year, Employee may elect by providing written notice to the Chief Financial Officer of the Company to convert all or any portion of the annual bonus that may become payable to Employee into an award of restricted stock. The number of shares of the Company's Common Stock subject to such restricted stock award shall be determined by dividing the portion of Employee's annual bonus subject to such election by SIXTY PERCENT (60%) of the fair market value of such Common Stock on the last day of the relevant fiscal year on which Nasdaq is open for trading (the "relevant date").
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                 c.       Immediately upon determining the number of shares of
the Company's Common Stock subject to such restricted stock awards, the Company shall cause to be issued a stock certificate representing such shares of Common Stock in Employee's name, and the Company shall hold such shares until such time as the risks of forfeiture described in Section 2 have lapsed. Until such risks of forfeiture have lapsed or the shares subject to such restricted stock award have been forfeited pursuant to Section 2 below, Employee shall be entitled to vote the shares represented by such stock certificates and shall receive all dividends attributable to such shares, but Employee shall not have any other rights as a shareholder with respect to such shares.

                 d. For purposes of this Agreement, the "fair market value" of the Company's Common Stock shall mean the last sale price of such stock as reported by Nasdaq on the relevant date or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of such stock.

         2.      VESTING OF RESTRICTED STOCK.

                 a. The shares of Common Stock subject to each restricted stock award shall remain forfeitable until the second anniversary of the date of the award (the "vesting date"). If Employee's employment with the Company is terminated for any reason, including Employee's voluntary resignation or retirement but excluding termination by the Company without "cause," at any time prior to the vesting date for the restricted stock award, Employee shall immediately forfeit all shares of Common Stock subject to such award. If Employee's employment is terminated by the Company without "cause" prior to the vesting date for the restricted stock award, all risks of forfeiture on the shares of Common Stock subject to such award shall immediately lapse.


                 b. At such time as the risks of forfeiture on such restricted stock awards lapse, the certificates representing the shares of Common Stock shall be distributed to Employee. If the shares are forfeited, the certificates representing such shares shall be cancelled.

                 c. For purposes of Section 2(a), the Employee shall be terminated for "cause" if the termination results from any of the following events:

                          (i) Employee's conviction of a felony under federal or state law, any act of dishonesty or disloyalty (including, but not limited to, the willful misappropriation of the Company's funds), or the commission of any act involving moral turpitude;

                          (ii) Employee's willful and material breach of the Company's policies or Employee's willful and material failure, neglect or refusal to perform any of the duties that may be assigned to him from time to time by mutual agreement of the parties; or
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                          (iii)   Employee's willful misconduct that:  (A)
                                  materially and adversely effects the
                                  reputation of the Company's business, (B) is contrary to the best interests of the Company, or (C) conflicts with or is competitive with the business activities of the Company;

provided, however, that an act or failure to act by Employee shall not be "willful" unless it is done, or omitted to be done, in bad faith and without any reasonable belief that Employee's action or omission was in the best interests of the Company. With respect to the events listed in clause (ii) or
(iii), Employee's employment shall not be deemed to have been terminated for cause unless and until the Company provides Employee with a written notice that describes in detail the conduct supporting such termination for cause and that grants Employee a period of at least TEN (10) days from the date of such notice to take whatever steps are necessary to discontinue the conduct described therein or to correct the effects of Employee's prior conduct to the satisfaction of the Company. If Employee fails to discontinue such conduct described in such written notice or cannot correct the effects of such prior conduct within such TEN-DAY period, Employee's employment shall immediately terminate upon the expiration of such TEN-DAY period, and such termination shall be deemed to be for cause.

         3. CHANGE OF CONTROL. Notwithstanding anything in this Agreement to the contrary, all risks of forfeiture applicable to Employee's restricted stock awards shall immediately lapse upon a "change of control." For purposes of this Section 3, a "change of control" shall mean any of the following events:

                          (i)     Any exchange, reorganization,
                                  reclassification, extraordinary dividend,
                                  divestiture (including a spin-off), merger,
                                  consolidation or similar transaction
                                  (collectively referred to as the
                                  "transaction") to which the Company is a
                                  party, whether or not such transaction is
                                  approved by the Company's Board of Directors, if the individuals and entities who were shareholders of the Company immediately prior to the effective date of such transaction have, immediately following the effective date of such transaction, beneficial
                                  ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than FIFTY PERCENT (50%) of the total combined voting power (with respect to the election of directors) of all classes of securities issued by the surviving corporation;
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                          (ii)    A change in the direct or indirect beneficial
                                  ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Company representing, in the aggregate, TWENTY PERCENT (20%) or more of the total combined voting power of all classes of the Company's then issued and outstanding securities by any person or entity or by a group of associated persons or entities acting in concert;

                          (iii)   The sale of substantially all of the
                                  properties and assets of the Company to any person or entity which is not a wholly-owned subsidiary of the Company;

                          (iv) The approval of any plan or proposal for the liquidation of the Company by its shareholders; or

                          (v) A change in the composition of the Board of Directors at any time during any consecutive TWENTY-FOUR (24) month period such that the "Continuing Directors" cease for any reason to constitute at least a SEVENTY PERCENT (70%) majority of the Board. For purpose of this event, "Continuing Directors" means those members of the Board who either (1) were directors at the beginning of such consecutive TWENTY-FOUR (24) month period; or
                                  (2) were elected by, or on the nomination or recommendation of, at least a TWO-THIRDS (2/3) majority of the then existing Board of Directors.

         4.      GENERAL PROVISIONS.

                 a. Employment; Rights as Shareholder. This Agreement shall not confer on Employee any right with respect to continuance of employment by the Company, nor will it interfere in any way with the right of the Company to terminate such employment.

                 b. Securities Law Compliance. Employee may be required by the Company, as a condition of the effectiveness of any restricted stock award, to agree in writing that all Common Stock subject to such awards shall be held, until such time that such Common Stock is registered and freely tradable under applicable state and federal securities laws, for Employee's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.
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                 c.       Mergers, Recapitalizations, Stock Splits, Etc.  In
the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock subject to each outstanding restricted stock award shall be adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

                 d. Shares Reserved. The Company shall at all times during the term of Employee's restricted stock awards reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

                 e. Withholding Taxes. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it as from the grant of restricted stock awards to Employee under this Agreement and to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to Employee. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Employee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law prior to the transfer of any certificates for the shares of Common Stock subject to such restricted stock awards. THE EMPLOYEE MAY, SUBJECT TO THE DISCRETION OF THE BOARD OF DIRECTORS OR SUCH OTHER ADMINISTRATIVE RULES IT MAY DEEM ADVISABLE, ELECT TO HAVE ALL OR A PORTION OF SUCH TAX WITHHOLDING OBLIGATIONS SATISFIED BY DELIVERING SHARES OF THE COMPANY'S COMMON STOCK HAVING A FAIR MARKET VALUE EQUAL TO SUCH OBLIGATIONS.

                 f. Amendment; Waiver. This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

                 g. Supersedes Previous Agreements. This Agreement supersedes all prior or contemporaneous negotiations, commitments, agreements (written or oral) and writings between the Company and Employee with respect to the subject matter hereof. All such other negotiations, commitments, agreements and writings will have no further force or effect, and the parties to any such other negotiation, commitment, agreement or writing will have no further

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rights or obligations thereunder.

                 h. Governing Law. All matters affecting this Agreement, including the validity thereof, are to be governed by, interpreted and construed in accordance with the laws of the State of Minnesota.

                 i. Notices. Any notice hereunder by either party to the other shall be given in writing by personal delivery, by telecopy (with confirmation of transmission) or by certified mail, return receipt requested. If addressed to Employee, the notice shall be delivered or mailed to Employee at the address specified under Employee's signature hereto, or if addressed to the Company, the notice shall be delivered or mailed to the Company at its executive offices to the attention of its Vice President. A notice shall be deemed given, if by personal delivery or by telecopy, on the date of such delivery or, if by certified mail, on the date shown on the applicable return receipt.

                 j. Headings. The headings of Sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

                 k. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and of Employee and his successors.

                 l.       Arbitration.     Any dispute arising out of or
relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive

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or exemplary damages shall not be awarded.  The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                        CIPRICO, INC.


                                        By:_____________________________________
                                        Its:____________________________________

                                        ________________________________________
                                        Robert H. Kill

                                        ________________________________________

                                        ________________________________________